                                                                   EXHIBIT 10.4


         -------------------------------------------------------------



                               SECOND AMENDMENT TO

                               SERVICES AGREEMENT


                                 by and between


        DUKE ENERGY CORPORATION, DUKE ENERGY BUSINESS SERVICES, LLC, PAN
           SERVICE COMPANY, DUKE ENERGY GAS TRANSMISSION CORPORATION

                                       and

                         DUKE ENERGY FIELD SERVICES, LLC


                           Dated as of January 1, 2002



         -------------------------------------------------------------

                     Second Amendment to Services Agreement

         This Second Amendment to the Services Agreement (this "Amendment") is made this 5th day of March 2002, but effective as of January 1, 2002, by and between Duke Energy Corporation, Duke Energy Business Services LLC, Pan Service Company and Duke Energy Gas Transmission Corporation (collectively "Duke"), and Duke Energy Field Services, LLC (the "Company") (each, a "Party", and collectively, the "Parties").



                                    RECITALS:

         WHEREAS, Duke and the Company are parties to that certain Services Agreement dated March 14, 2000, as amended by that certain First Amendment to Services Agreement dated December 15, 2000, (the Services Agreement and First Amendment to Services Agreement together are referred to as the "Services Agreement") (capitalized terms used but not defined here shall have the meaning given thereto in the Services Agreement); and

         WHEREAS, Duke and the Company desire to amend the Services Agreement as discussed in this Amendment.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. The rate sheet found in Exhibit A, Article I of the Services Agreement shall be replaced in its entity with the Rate Sheet attached hereto as Exhibit A, Article I.

2. The Services listed in Exhibit A, Article II of the Services Agreement shall be replaced in their entirety with the Services attached hereto as Exhibit A, Article II.

3. Section 3.1 of the Services Agreement shall be terminated in its entity and replaced with the following new Section 3.1:

         Term. The term of this Agreement shall begin on January 1, 2002 and remain in effect until December 31, 2002. If both Duke and the Company desire to renew this Agreement for an additional 12-month term to begin on January 1 of a particular year, then beginning on August 1 of the existing year, the Parties shall renegotiate the terms and conditions of this Agreement (including without limitation the Services to be provided and their associated expense) which shall be applicable solely for the extended 12-month term.

4. Except as amended hereby, the Services Agreement shall remain in full force and effect as previously executed and the Parties ratify the Services Agreement as amended hereby.

         IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered on the date first set forth above.


DUKE ENERGY CORPORATION                     DUKE ENERGY BUSINESS SERVICES LLC





By: /s/ KEITH G. BUTLER                     By: /s/ CAROL O. SMITH, JR.
  ---------------------------------           ----------------------------------
Name:  Keith G. Butler                      Name:   Cecil O. Smith, Jr.
Title: Senior Vice President                Title:  President
          and Controller



PAN SERVICE COMPANY                         DUKE ENERGY GAS TRANSMISSION
                                            CORPORATION



By: /s/ ROBERT B. EVANS                     By: /s/ ROBERT B. EVANS
  ---------------------------------           ----------------------------------
Name:  Robert B. Evans                      Name:   Robert B. Evans
Title:    President                         Title:  President and Chairman





DUKE ENERGY FIELD SERVICES, LLC



By: /s/ ROSE M. ROBESON
  ---------------------------------
Name:   Rose M. Robeson
Title:  Vice President
          and Chief Financial Officer




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